Exhibit 99.1
1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release
Contact:
Patricia A. Spinella, Investor Relations — 201-847-5453
Colleen T. White, Corporate Communications — 201-847-5369
BD ANNOUNCES RESULTS FOR FOURTH FISCAL QUARTER AND FULL YEAR
Franklin Lakes, NJ (November 4, 2009) — BD (Becton, Dickinson and Company) (NYSE: BDX) today reported quarterly revenues of $1.898 billion for the fourth fiscal quarter ended September 30, 2009, representing an increase of 5 percent from the prior-year period, or 8 percent excluding the unfavorable impact from foreign currency translation.
For the full fiscal year ended September 30, 2009, BD reported revenues of $7.161 billion, representing an increase of 1 percent over the prior year, or 5 percent excluding the unfavorable impact from foreign currency translation.
“The achievement of solid fourth quarter performance, in particular BD Medical and BD Diagnostics, marks the conclusion of another successful year for BD,” said Edward J. Ludwig, Chairman and Chief Executive Officer. “This strong finish to the year provides a platform for growth in fiscal 2010 and gives us confidence we will achieve our stated long-term goals.”
Fourth Quarter Earnings and Analysis of Full Fiscal Year 2009 and 2008 Earnings
Reported diluted earnings per share from continuing operations of $1.25 for the fourth quarter of 2009 increased by 13 percent over reported diluted earnings per share from continuing operations of $1.11 for the fourth quarter of 2008. On a currency-neutral basis, diluted earnings per share from continuing operations for the fourth quarter of fiscal 2009 increased 17 percent.

	Twelve Months Ended September 30,
(Table 1)	FY2009	FY2008	% Change	FXN % Change

Diluted EPS from Continuing Operations:	$4.92	$4.42	11%

Specified Items:
Litigation Charge (1)	$0.11
Tax Adjustment (2)	(0.08)

Adjusted Diluted EPS from Continuing Operations:	$4.95	$4.42	12%	10%

(1)	Represents the charge relating to the pending settlement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions.

(2)	Represents the tax benefit relating to various tax settlements in multiple jurisdictions.

The preceding analysis (Table 1) of diluted earnings per share from continuing operations for the twelve-month periods ended September 30, 2009 and 2008 identifies the specified items that affect comparability of results between periods. As illustrated, fiscal year 2009 diluted earnings per share from continuing operations of $4.92 included the third quarter tax benefit of 8 cents and the second quarter charge of 11 cents relating to a pending antitrust class action settlement. Excluding these specified items, diluted earnings per share from continuing operations for the twelve-month period in fiscal year 2009 were $4.95, representing an increase of 12 percent over diluted earnings per share from continuing operations of $4.42 from the prior-year period. On a currency-neutral basis, adjusted diluted earnings per share from continuing operations for the twelve-month period ending September 30, 2009 increased 10 percent.
Segment Results
In the BD Medical segment, worldwide revenues for the quarter were $1 billion, representing an increase of 8 percent from the prior-year period, or 13 percent excluding the unfavorable impact from foreign currency translation. Strong sales of Pharmaceutical Systems products, as expected, and solid sales of Medical Surgical Systems products contributed to revenue growth; both included a favorable impact from flu-related sales. For the twelve-month period ended September 30, 2009, the BD Medical segment reported flat revenue growth. On a currency-neutral basis, BD Medical revenues for the twelve-month period increased by 6 percent to $3.731 billion.
In the BD Diagnostics segment, worldwide revenues for the quarter were $580 million, representing an increase of 5 percent from the prior-year period or 8 percent excluding the unfavorable impact from foreign currency translation. Sales of safety-engineered devices, cancer diagnostics products and infectious disease testing systems, including flu-related products, contributed to revenue growth. For the twelve-month period ended September 30, 2009, the BD Diagnostics segment reported 3 percent revenue growth to $2.226 billion. On a currency-neutral basis, BD Diagnostics revenues for the twelve-month period increased by 7 percent.
In the BD Biosciences segment, worldwide revenues for the quarter were $312 million, representing a decrease of 5 percent from the prior-year period, or a decrease of 4 percent excluding the unfavorable impact from foreign currency translation. Demand in the U.S. for capital equipment in the research and clinical segments continued to be impacted by funding constraints. International revenue growth continued to moderate as well. For the twelve-month period ended September 30, 2009, the BD Biosciences segment reported 1 percent revenue growth to $1.204 billion. On a currency-neutral basis, BD Biosciences revenues for the twelve-month period increased by 2 percent.
Geographic Results
Fourth quarter revenues in the U.S. were $840 million, representing an increase of 6 percent from the prior-year period. Revenues outside of the U.S. were $1.058 billion, representing an increase of 4 percent from the prior-year period, or 10 percent excluding the unfavorable impact from foreign currency translation.
For the twelve-month period ended September 30, 2009, revenues in the U.S. were $3.205 billion, representing an increase of 3 percent from the prior-year period. Revenues outside of the U.S. were $3.956 billion, representing flat growth from the prior-year period, or 7 percent growth excluding the unfavorable impact from foreign currency translation.

Fiscal 2010 Outlook for Full Year
The Company estimates that reported revenues for the full fiscal year 2010 will increase about 6 percent, or 5 to 6 percent excluding the estimated favorable impact from foreign currency translation.
The Company expects diluted earnings per share from continuing operations for the full fiscal year 2010 to increase approximately 1 to 3 percent over adjusted diluted earnings per share from continuing operations, excluding specified items, of $4.95 for the fiscal year 2009, or 7 to 9 percent excluding the estimated unfavorable impact from foreign currency translation.
Conference Call Information
A conference call regarding BD’s fourth fiscal quarter and full year results and its expectations for fiscal year 2010 will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 10:00 a.m. (ET) Wednesday, November 4, 2009. The conference call will be available for replay through the close of business on November 11, 2009 on BD’s website, www.bd.com/investors, or at 1-800-642-1687 (domestic) and 1-706-645-9291 (international), access code 34687454.
This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables, as well as in the Form 8-K that BD filed today with the SEC.
About BD
BD is a leading global medical technology company that develops, manufactures and sells medical devices, instrument systems and reagents. The Company is dedicated to improving people’s health throughout the world. BD is focused on improving drug delivery, enhancing the quality and speed of diagnosing infectious diseases and cancers, and advancing research, discovery and production of new drugs and vaccines. BD’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 29,000 associates in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, the pharmaceutical industry and the general public. For more information, please visit www.bd.com.
***
This press release, including the section entitled “Fiscal 2010 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially from any forward-looking statement. For instance, various healthcare reform proposals, if enacted, would impose an excise tax applicable to medical device manufacturers, including BD, and these may be effective in calendar year 2010. Other factors include, but are not limited to: adverse changes in regional, national or foreign economic conditions, including any impact that may result from the current global economic downturn on our ability to access credit markets and finance our operations, the demand for our products and services, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates, particularly in light of increased volatility in currency exchange rates; potential healthcare reform, including changes in government pricing and reimbursement policies or other cost containment reforms; competitive factors; pricing and market share pressures; difficulties inherent in product development and delays in product introductions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; our ability to successfully integrate any businesses we acquire; and issuance of new or revised accounting standards, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended September 30,
	2009	2008	% Change

REVENUES	$1,897,733	$1,812,156	4.7

Cost of products sold	911,911	880,372	3.6
Selling and administrative	432,477	432,399	0.0
Research and development	113,737	108,463	4.9

TOTAL OPERATING COSTS AND EXPENSES	1,458,125	1,421,234	2.6

OPERATING INCOME	439,608	390,922	12.5

Interest income	14,418	6,879	NM
Interest expense	(13,782)	(8,889)	55.0
Other expense, net	(3,312)	(1,734)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	436,932	387,178	12.9

Income tax provision	131,175	108,216	21.2

INCOME FROM CONTINUING OPERATIONS	305,757	278,962	9.6

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION OF $3,334 AND $1,222, RESPECTIVELY	11,463	3,212	NM

NET INCOME	$317,220	$282,174	12.4

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.28	$1.14	12.3
Income from discontinued operations	$0.05	$0.01	NM
Net income (1)	$1.33	$1.16	14.7

Diluted:
Income from continuing operations	$1.25	$1.11	12.6
Income from discontinued operations	$0.05	$0.01	NM
Net income (1)	$1.29	$1.12	15.2

AVERAGE SHARES OUTSTANDING

Basic	239,162	243,863
Diluted	245,056	251,197

NM — Not Meaningful
(1)	Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Twelve Months Ended September 30,
	2009	2008	% Change

REVENUES	$7,160,874	$7,074,942	1.2

Cost of products sold	3,397,598	3,446,838	(1.4)
Selling and administrative	1,704,795	1,695,610	0.5
Research and development	408,128	395,631	3.2

TOTAL OPERATING COSTS AND EXPENSES	5,510,521	5,538,079	(0.5)

OPERATING INCOME	1,650,353	1,536,863	7.4

Interest income	33,148	39,368	(15.8)
Interest expense	(40,389)	(36,343)	11.1
Other expense, net	(3,850)	(1,484)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,639,262	1,538,404	6.6

Income tax provision	426,208	422,537	0.9

INCOME FROM CONTINUING OPERATIONS	1,213,054	1,115,867	8.7

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION OF $5,014 AND $2,585, RESPECTIVELY	18,549	11,129	NM

NET INCOME	$1,231,603	$1,126,996	9.3

EARNINGS PER SHARE

Basic:
Income from continuing operations	$5.04	$4.57	10.3
Income from discontinued operations	$0.08	$0.05	NM
Net income (1)	$5.12	$4.61	11.1

Diluted:
Income from continuing operations	$4.92	$4.42	11.3
Income from discontinued operations	$0.08	$0.04	NM
Net income (1)	$4.99	$4.46	11.9

AVERAGE SHARES OUTSTANDING
Basic	240,479	244,323
Diluted	246,798	252,681

NM — Not Meaningful
(1)	Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended September 30,
	2009	2008	% Change

BD MEDICAL
United States	$410,925	$374,487	9.7
International	594,573	555,109	7.1

TOTAL	$1,005,498	$929,596	8.2

BD DIAGNOSTICS
United States	$305,488	$281,148	8.7
International	274,521	271,918	1.0

TOTAL	$580,009	$553,066	4.9

BD BIOSCIENCES
United States	$123,225	$136,749	(9.9)
International	189,001	192,745	(1.9)

TOTAL	$312,226	$329,494	(5.2)

TOTAL REVENUES
United States	$839,638	$792,384	6.0
International	1,058,095	1,019,772	3.8

TOTAL	$1,897,733	$1,812,156	4.7

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Twelve Months Ended September 30,
	2009	2008	% Change

BD MEDICAL
United States	$1,577,986	$1,524,204	3.5
International	2,152,860	2,195,831	(2.0)

TOTAL	$3,730,846	$3,720,035	0.3

BD DIAGNOSTICS
United States	$1,177,543	$1,121,843	5.0
International	1,048,676	1,037,968	1.0

TOTAL	$2,226,219	$2,159,811	3.1

BD BIOSCIENCES
United States	$449,151	$470,641	(4.6)
International	754,658	724,455	4.2

TOTAL	$1,203,809	$1,195,096	0.7

TOTAL REVENUES
United States	$3,204,680	$3,116,688	2.8
International	3,956,194	3,958,254	(0.1)

TOTAL	$7,160,874	$7,074,942	1.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30,
(Unaudited; Amounts in thousands)

	United States
	2009	2008	% Change

BD MEDICAL
Medical Surgical Systems	$267,070	$248,111	7.6
Diabetes Care	88,590	82,445	7.5
Pharmaceutical Systems	48,353	37,512	28.9
Ophthalmic Systems	6,912	6,419	7.7

TOTAL	$410,925	$374,487	9.7

BD DIAGNOSTICS
Preanalytical Systems	$156,328	$145,987	7.1
Diagnostic Systems	149,160	135,161	10.4

TOTAL	$305,488	$281,148	8.7

BD BIOSCIENCES
Cell Analysis	$84,179	$98,883	(14.9)
Discovery Labware	39,046	37,866	3.1

TOTAL	$123,225	$136,749	(9.9)

TOTAL UNITED STATES	$839,638	$792,384	6.0

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$265,904	$261,190	1.8	11.0	(9.2)
Diabetes Care	92,098	92,593	(0.5)	5.1	(5.6)
Pharmaceutical Systems	224,195	188,773	18.8	26.7	(7.9)
Ophthalmic Systems	12,376	12,553	(1.4)	5.4	(6.8)

TOTAL	$594,573	$555,109	7.1	15.2	(8.1)

BD DIAGNOSTICS
Preanalytical Systems	$138,297	$141,119	(2.0)	5.5	(7.5)
Diagnostic Systems	136,224	130,799	4.1	8.7	(4.6)

TOTAL	$274,521	$271,918	1.0	7.0	(6.0)

BD BIOSCIENCES
Cell Analysis	$150,055	$154,719	(3.0)	(0.3)	(2.7)
Discovery Labware	38,946	38,026	2.4	3.4	(1.0)

TOTAL	$189,001	$192,745	(1.9)	0.4	(2.3)

TOTAL INTERNATIONAL	$1,058,095	$1,019,772	3.8	10.2	(6.4)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$532,974	$509,301	4.6	9.3	(4.7)
Diabetes Care	180,688	175,038	3.2	6.2	(3.0)
Pharmaceutical Systems	272,548	226,285	20.4	27.1	(6.7)
Ophthalmic Systems	19,288	18,972	1.7	6.2	(4.5)

TOTAL	$1,005,498	$929,596	8.2	13.0	(4.8)

BD DIAGNOSTICS
Preanalytical Systems	$294,625	$287,106	2.6	6.3	(3.7)
Diagnostic Systems	285,384	265,960	7.3	9.5	(2.2)

TOTAL	$580,009	$553,066	4.9	7.8	(2.9)

BD BIOSCIENCES
Cell Analysis	$234,234	$253,602	(7.6)	(6.0)	(1.6)
Discovery Labware	77,992	75,892	2.8	3.3	(0.5)

TOTAL	$312,226	$329,494	(5.2)	(3.8)	(1.4)

TOTAL REVENUES	$1,897,733	$1,812,156	4.7	8.4	(3.7)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30,
(Unaudited; Amounts in thousands)

	United States
	2009	2008	% Change

BD MEDICAL
Medical Surgical Systems	$1,021,846	$977,262	4.6
Diabetes Care	351,618	332,545	5.7
Pharmaceutical Systems	177,529	189,394	(6.3)
Ophthalmic Systems	26,993	25,003	8.0

TOTAL	$1,577,986	$1,524,204	3.5

BD DIAGNOSTICS
Preanalytical Systems	$608,754	$574,378	6.0
Diagnostic Systems	568,789	547,465	3.9

TOTAL	$1,177,543	$1,121,843	5.0

BD BIOSCIENCES
Cell Analysis	$303,846	$324,698	(6.4)
Discovery Labware	145,305	145,943	(0.4)

TOTAL	$449,151	$470,641	(4.6)

TOTAL UNITED STATES	$3,204,680	$3,116,688	2.8

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$963,083	$1,027,592	(6.3)	4.5	(10.8)
Diabetes Care	363,319	361,807	0.4	7.9	(7.5)
Pharmaceutical Systems	774,914	752,742	2.9	10.9	(8.0)
Ophthalmic Systems	51,544	53,690	(4.0)	4.1	(8.1)

TOTAL	$2,152,860	$2,195,831	(2.0)	7.2	(9.2)

BD DIAGNOSTICS
Preanalytical Systems	$534,677	$549,150	(2.6)	6.8	(9.4)
Diagnostic Systems	513,999	488,818	5.2	11.2	(6.0)

TOTAL	$1,048,676	$1,037,968	1.0	8.9	(7.9)

BD BIOSCIENCES
Cell Analysis	$600,671	$575,813	4.3	5.9	(1.6)
Discovery Labware	153,987	148,642	3.6	4.2	(0.6)

TOTAL	$754,658	$724,455	4.2	5.5	(1.3)

TOTAL INTERNATIONAL	$3,956,194	$3,958,254	(0.1)	7.4	(7.5)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,984,929	$2,004,854	(1.0)	4.5	(5.5)
Diabetes Care	714,937	694,352	3.0	6.8	(3.8)
Pharmaceutical Systems	952,443	942,136	1.1	7.4	(6.3)
Ophthalmic Systems	78,537	78,693	(0.2)	5.3	(5.5)

TOTAL	$3,730,846	$3,720,035	0.3	5.7	(5.4)

BD DIAGNOSTICS
Preanalytical Systems	$1,143,431	$1,123,528	1.8	6.4	(4.6)
Diagnostic Systems	1,082,788	1,036,283	4.5	7.4	(2.9)

TOTAL	$2,226,219	$2,159,811	3.1	6.8	(3.7)

BD BIOSCIENCES
Cell Analysis	$904,517	$900,511	0.4	1.4	(1.0)
Discovery Labware	299,292	294,585	1.6	1.9	(0.3)

TOTAL	$1,203,809	$1,195,096	0.7	1.5	(0.8)

TOTAL REVENUES	$7,160,874	$7,074,942	1.2	5.4	(4.2)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
SAFETY REVENUES
(Unaudited; Amounts in thousands)

	Three Months Ended September 30,
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

TOTAL SAFETY REVENUES
United States	$282,286	$261,007	8.2	8.2	—
International	150,906	143,258	5.3	13.5	(8.2)

TOTAL	$433,192	$404,265	7.2	10.0	(2.8)

BY SEGMENT:
BD Medical	$211,049	$191,813	10.0	12.1	(2.1)
BD Diagnostics	222,143	212,452	4.6	8.1	(3.5)

TOTAL	$433,192	$404,265	7.2	10.0	(2.8)

	Twelve Months Ended September 30,
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

TOTAL SAFETY REVENUES
United States	$1,079,000	$1,035,615	4.2	4.2	—
International	570,674	534,055	6.9	17.3	(10.4)

TOTAL	$1,649,674	$1,569,670	5.1	8.6	(3.5)

BY SEGMENT:
BD Medical	$786,033	$748,722	5.0	7.7	(2.7)
BD Diagnostics	863,641	820,948	5.2	9.5	(4.3)

TOTAL	$1,649,674	$1,569,670	5.1	8.6	(3.5)